PRIVATE PLACEMENT	12 Months Ended
Dec. 31, 2021
PRIVATE PLACEMENT.
PRIVATE PLACEMENT

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, including the exercise by the underwriters of their over-allotment option, the Sponsor and Cantor purchased an aggregate of 675,000 Private Placement Units, at a price of $10.00 per Private Placement Unit, for an aggregate purchase price of $6,750,000, in a private placement. The Sponsor purchased 465,000 Private Placement Units and Cantor purchased 210,000 Private Placement Units. Each Private Placement Unit consists of one Class A ordinary share (each, a “Private Placement Share” or, collectively, “Private Placement Shares”) and one-half of one contingently redeemable warrant (each, a “Private Placement Warrant ”, together with the Public Warrants the “Warrants”). Each whole Private Placement Warrant is exercisable to purchase one non-redeemable Class A ordinary share at a price of $11.50 per share. The Private Placement Shares are classified in permanent equity as they are non-redeemable. A portion of the proceeds from the Private Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Placement Units and all underlying securities will expire worthless.